UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 10, 2004


                                  AspenBio, Inc
                                  -------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-50019                84-1553387
         --------                        -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


 1585 South Perry Street, Castle Rock, CO                          80104
 -----------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 794-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 - Entry into a Material Definitive Agreement.
            -------------------------------------------

     On December 8, 2004, the Registrant entered into an amendment ("Amendment") to the Executive Employment Agreement ("Agreement") dated as of September 1, 2004, between the Company and Roger Hurst. The Amendment changes Mr. Hurst's position from President to Manager of the Antigen division, as well as changing his duties to allow Mr. Hurst to focus his efforts on increasing the value of the Company's antigen business.


Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            --------------------------------------------------------------------

     On December 8, 2004, Roger Hurst resigned as a Director and President of the Registrant in order to provide more time to focus his efforts on increasing the value of the Company's antigen business. Jeffrey G. McGonegal, Chief Financial Officer of the Registrant, was appointed as interim Chief Executive Officer/President.


Item 9.01 - Financial Statements and Exhibits
            ---------------------------------

(a)   Financial Statements of Businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable

(c)   Exhibits.



EXHIBIT NO.                          DESCRIPTION
-------------------------------------------------------------------------
 10.25 (a)       Amendment to Employment Agreement with Roger Hurst dated
                 December 8, 2004





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          AspenBio, Inc
                                                          (Registrant)

Date December 10, 2004                              /s/ Jeffrey G. McGonegal
                                                    ------------------------
                                                   Name: Jeffrey G. McGonegal
                                                 Title: Chief Financial Officer






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